SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 14, 2012

Guaranty Federal Bancshares, Inc.
(Exact Name of registrant as specified in its charter)

Delaware	0-23325	43-1792717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1341 West Battlefield, Springfield, Missouri		65807
(Address of Principal Executive Offices)		(Zip Code)
(417) 520-4333
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Guaranty Federal Bancshares, Inc. (the “Company”), a bank holding company for Guaranty Bank, a state-chartered trust company with banking powers in Missouri under Sections 362.105 and 362.106, Chapter 362, RSMo (the “Bank”), has decided to update the five percent (5%) beneficial ownership table initially set forth in the Proxy Statement filed by the Company with the Securities Exchange Commission (the “SEC”) on April 23, 2012 in connection with the Company’s annual meeting of stockholders held May 23, 2012.  The information contained in the table set forth below is based on the Schedule 13D filed with the SEC as of the date of this Current Report on Form 8-K and the percentages contained therein are based on 2,717,748 shares of the Company’s Common Stock issued and outstanding as reported on the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 10, 2012.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Certificate of Incorporation of the Company restricts the voting by persons who beneficially own in excess of 10% of the outstanding shares of Common Stock.  This restriction does not apply to employee benefit plans of the Company.  The following table sets forth, as of the date of this Current Report on Form 8-K, persons or groups who are known by the Company to beneficially own more than 5% of the Common Stock.

Name and Address Of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Guaranty Bank, Trustee of the Employee Stock Ownership Plan (“ESOP”) 1341 West Battlefield Springfield, MO 65807-4181	245,242(1)	9.02%
Richard A. Pendleton Pizza Ventures, Inc. 1525 East Republic Road, Suite B-155 Springfield, MO 65804	157,915(2)	5.81%
(1)
Reflects shared investment and voting power with respect to all shares listed.  The ESOP purchased these shares for the exclusive benefit of plan participants with funds borrowed from the Company.  These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid.  The ESOP Committee, consisting of certain non-employee directors of the Company’s Board of Directors, instructs the ESOP Trustee regarding investment of ESOP plan assets.  The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants.  Unallocated shares and allocated shares for which no timely voting direction is received are voted by the ESOP Trustee as directed by the ESOP Committee.

(2)
Based on the Schedule 13D filed with the SEC on August 10, 2012 by Pizza Ventures, Inc. (“PVI”) and Richard A. Pendleton, PVI reported that it has sole voting and dispositive power over the 153,915 shares owned by PVI and as the President, Secretary and sole director of PVI, Mr. Pendleton reported that he has shared voting and dispositive power over the shares owned by PVI.  Mr. Pendleton also reported he has sole voting and dispositive power over 4,000 shares he holds in an individual retirement account.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2012.	GUARANTY FEDERAL BANCSHARES, INC. By: /s/ Shaun A. Burke Shaun A. Burke President and Chief Executive Officer